UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On March 1, 2021, HQ Snelling Corporation (“HQ Snelling”), a wholly-owned subsidiary of HireQuest, Inc. (the “Company”) completed its acquisition of certain assets and assumption of certain liabilities (the “Transaction”) of Snelling Staffing, LLC, Snelling Services, LLC, Snelling Employment, LLC, Snelling Medical Staffing, LLC, and Snelling Investments, Inc. (collectively, the “Sellers”) in accordance with the terms of the Asset Purchase Agreement (the “Purchase Agreement”) dated January 29, 2021 by and among HQ Snelling, the Sellers, Snelling Holdings, LLC as Sellers’ Representative, and the Company (solely in its capacity as guarantor of the obligations of HQ Snelling). The assets acquired included the working capital of Sellers, customer lists and agreements, and other items set forth in the Purchase Agreement which was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 1, 2021 and which is incorporated herein by reference, as amended by the First Amendment, filed herewith as Exhibit 2.1 and incorporated herein by reference.

The various agreements described below were entered into in connection with the Transaction.

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Purchase Agreement

On March 1, 2021, HQ Snelling entered into the First Amendment to the Purchase Agreement (the “First Amendment”) dated March 1, 2021 by and among the Sellers, HQ Snelling, and the Company. Pursuant to the First Amendment, the Company agreed to advance $2.1 million to be paid to the Seller at Closing to be used to pay accrued payroll liabilities that HQ Snelling assumed pursuant to the Purchase Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and the Purchase Agreement the full text of which was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 1, 2021 and which is incorporated herein by reference.

Note Purchase Agreement

Also on March 1, 2021, HQ Financial Corporation (“HQ Financial”), a wholly-owned subsidiary of the Company, entered into a definitive note purchase agreement (the “Note Purchase Agreement”) with Bass Underwriters, Inc. (“Bass”), whereby HQ Financial Corporation sold and conveyed existing notes receivable due from Company franchisees to Bass for their current principal value of approximately $5.3 million. Bass is a related party to the Company owned, in part, by Richard Hermanns, Edward Jackson, and trusts they have established. The transaction was reviewed and approved unanimously by all of the disinterested members of the Company's board of directors. The Note Purchase Agreement provides that Bass will have no recourse against HQ Financial in the event of a default under any of the notes subject to the agreement.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement, a copy of which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference into this Item 2.01. The description contained in Item 1.01 under the heading “Note Purchase Agreement” is incorporated by reference into this Item 2.01.

The description of the effects of the Transaction does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Purchase Agreement which was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 1, 2021 and which is incorporated herein by reference, as amended by the First Amendment, filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 8.01 Other Events.

On February 28, 2021, HQ Snelling entered into a License Agreement (the “License Agreement”) with Lyneer Staffing Solutions, Inc. (“Lyneer”) whereby, effective March 1, 2021, HQ Snelling licensed to Lyneer use of certain assets of the Amherst and Albany, NY, Arlington Heights, IL, and Hayward, CA offices (the "Assets") it had acquired from the Sellers for a two-week period (the “Term”) in exchange for a fee of $50,000. The parties entered into the License Agreement with the express purpose of negotiating and finalizing an asset purchase agreement between themselves for the Assets and agreed to use commercially reasonable efforts to finalize the asset purchase agreement during the Term.

On March 2, 2021, the Company issued a press release announcing the closing of the Transactions, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

2.1
First Amendment to Asset Purchase Agreement dated March 1, 2021 by and among Snelling Staffing, LLC, Snelling Services, LLC, Snelling Employment, LLC< Snelling Medical Staffing, LLC, Snelling Investments, Inc., Snelling Holdings, LLC, HQ Snelling Corporation, and HireQuest, Inc.

2.2
Note Purchase Agreement dated March 1, 2021 by and between HQ Financial Corporation, as Seller, and Bass Underwriters, Inc., as Purchaser.

99.1
Press Release dated March 2, 2021 (furnished only)

Cautionary Note Regarding Forward Looking Statements.

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the acquisition of certain assets of Snelling Staffing and the expected benefits from such transaction including increased earnings and revenue and the effects of expanded scale. In addition, the release attached hereto contains forward-looking statements regarding potential asset sale transactions and the effects of those transactions including expectations regarding completion of these transactions and the potential execution and effects of a trademark license agreement. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentences and other statements regarding our future financial position and results of operations, liquidity, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The words “expect,” “expectation,” “intend,” “anticipate,” “will,” “believe,” “may,” “estimate,” “continue,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” and similar expressions as they relate to the company or Snelling Staffing, are intended to identify forward-looking statements. We have based these forward-looking statements largely on management’s expectations and projections regarding future events, negotiations, and financial trends that we believe may affect our financial condition, operating performance, business strategy, and financial needs. These forward-looking statements involve a number of risks and uncertainties.

Important factors that could cause actual results to differ materially from these forward-looking statements include: the possibility that the asset sale transactions or trademark license arrangement will not be executed or close including without limitation, due to the failure of the parties to reach an agreement; the possibility that the anticipated benefits of the asset acquisition or asset sales will not be realized or will not be realized within the expected time period; the risk that Snelling Staffing’s business may not be integrated successfully; the risk that disruption from the acquisition may make it more difficult to maintain existing business and operational relationships; and several other factors.

Further information on risks we face is detailed in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2019, our quarterly reports on Form 10-Q filed since that date, our current report on Form 8-K filed with the SEC on February 1, 2021, and will be contained in our SEC filings in connection with this acquisition. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligations to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may otherwise be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: March 2, 2021	/s/ John McAnnar
John McAnnar
Chief Legal Officer